FINANCIAL INCOME AND EXPENSES (Tables)	12 Months Ended
Dec. 31, 2019
FINANCIAL INCOME AND EXPENSES
Schedule of financial income and expenses

	Year Ended December 31,
	2019	2018	2017
	U.S. dollars in thousands
Financial income from cash, deposits and investments:
In respect of cash and investments in bank deposits and marketable securities*	$359	$93	$1,389
Other financial income	95	151	202
	$454	$244	$1,591
Financial expenses from lease, notes, loans and other:
Convertible notes*	$—	$393	$4,427
Short-term bank loan	364	316	—
Lease liabilities	279	—	—
Short-term shareholders’ loans	—	85	—
Other financial expenses	432	359	427
Exchange rate differences	158	8	30
	$1,233	$1,161	$4,884
Gain on derivative financial instruments:
Gain on revaluation to fair value of the warrants embedded in the convertible notes	$—	96	2,141
Gain on revaluation to fair value of warrants	442	2,337	1,784
	$442	$2,433	$3,925

*Including the effect of changes in the exchange rate of the NIS against the dollar.